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                                                                Exhibit 10.21
                             BARNES & NOBLE, INC.
                               122 Fifth Avenue
                           New York, New York 10011

                                                            As of April 1, 1998

Mr. Stephen Riggio
1114 84th Street
Brooklyn, New York 11228

Dear Mr. Riggio:

                  We refer to the employment agreement between us dated as of July 15, 1993 (the "Employment Agreement"). This will confirm our agreement that the term of the Employment Agreement is hereby extended through July 14, 2000. Thereafter, the Employment Agreement shall renew annually for an additional twelve-month period unless terminated by either of us on at least twelve months' prior written notice to the other.

                  This letter shall also confirm that, notwithstanding anything in the Employment Agreement to the contrary: (i) you are currently Vice Chairman of the Company and Chairman and Chief Executive Officer of BarnesandNoble.com Inc., and your duties and responsibilities under the Employment Agreement, as extended hereby, shall be consistent with such offices; (ii) your annual salary under the Employment Agreement, as extended hereby, shall be at least the amount of your current annual salary or such higher amount as determined by the Company; and (iii) your bonus compensation under the Employment Agreement, as extended hereby, shall be determined in accordance with the Company's Supplemental Compensation Plan.

                  If the foregoing accurately reflects our agreement, kindly, sign and return to us the enclosed duplicate copy of this letter.

                                              BARNES & NOBLE, INC.

                                              By:-----------------------------
                                                    Leonard Riggio
                                                    Chairman of the Board and
                                                        Chief Executive Officer

ACCEPTED AND AGREED TO:

---------------------------------
Stephen Riggio


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                                                                Exhibit 10.21
                             BARNES & NOBLE, INC.
                               122 Fifth Avenue
                           New York, New York 10011

                                                           As of April 1, 1998

Mr. Mitchell S. Klipper
3 Clearmeadow Lane
Woodbury, New York 11791

Dear Mr. Klipper:

                  We refer to the employment agreement between us dated as of April 1, 1993 (the "Employment Agreement"). This will confirm our agreement that the term of the Employment Agreement is hereby extended through March 31, 2000. Thereafter, the Employment Agreement shall renew annually for an additional twelve-month period unless terminated by either of us on at least twelve months' prior written notice to the other.

                  This letter shall also confirm that, notwithstanding anything in the Employment Agreement to the contrary: (i) you are currently Executive Vice President of the Company and President of Barnes & Noble Development, and your duties and responsibilities under the Employment Agreement, as extended hereby, shall be consistent with such offices; (ii) your annual salary under the Employment Agreement, as extended hereby, shall be at least the amount of your current annual salary or such higher amount as determined by the Company; and (iii) your bonus compensation under the Employment Agreement, as extended hereby, shall be determined in accordance with the Company's Supplemental Compensation Plan.

                  If the foregoing accurately reflects our agreement, kindly, sign and return to us the enclosed duplicate copy of this letter.

                                              BARNES & NOBLE, INC.

                                              By:---------------------------
                                                    Leonard Riggio
                                                    Chairman of the Board and
                                                        Chief Executive Officer

ACCEPTED AND AGREED TO:

---------------------------------
Mitchell S. Klipper